UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2025

DIVERSIFIED ENERGY COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-41870	41-2283606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Corporate Drive Birmingham, Alabama	35242
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (205) 408-0909

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2())
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	DEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Completion of Redomiciliation

On November 21, 2025 (the “Effective Date”), the redomiciliation of Diversified Energy Company PLC (“DEC PLC”), a public company incorporated under the laws of England and Wales, was implemented by way of a UK court-sanctioned scheme of arrangement under Part 26 of the Companies Act 2006 (the “Scheme”). Pursuant to the Scheme, a new U.S. holding company, Diversified Energy Company (“DEC US” or the “Company”), a Delaware corporation, was inserted as the ultimate parent company of DEC PLC and its consolidated subsidiaries.

As a result of the Scheme, the jurisdiction of incorporation of the ultimate parent company of DEC PLC and its consolidated subsidiaries changed from England and Wales to the State of Delaware. In connection with the Scheme, each holder of one ordinary share (or a depositary interest representing an ordinary share) of DEC PLC (the “Ordinary Shares”) received one share of common stock (or a depositary interest representing a share of common stock) of DEC US, par value $0.01 per share (the “Common Stock”). The issuance of the Common Stock was exempt from registration under Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”).

Prior to the Effective Date of the Scheme, the Ordinary Shares were registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and were listed on Equity Shares (Commercial Companies) Category of the Official List (the “Official List”) of the Financial Conduct Authority and on the London Stock Exchange’s (the “LSE”) main market and the New York Stock Exchange (the “NYSE”). Beginning on November 24, 2025, listings of the Ordinary Shares on the LSE and NYSE were cancelled. The NYSE is expected to file a Form 25 to remove the listing of the DEC PLC Ordinary Shares from the NYSE.

On November 24, 2025, the Common Stock is commencing trading on the NYSE and has been admitted to the Equity Shares (International Commercial Companies Secondary Listing) of the Official List and to trading on the LSE’s main market for listed securities under the symbol “DEC”, which was the same trading symbol previously used by the Ordinary Shares. The CUSIP for the Common Stock is 25520W107.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information included under the Explanatory Note of this Current Report on Form 8-K is incorporated by reference to this Item 3.01.

Item 3.02	Unregistered Sales of Equity Securities.

The information included under the Explanatory Note of this Current Report on Form 8-K is incorporated by reference to this Item 3.02.

Item 3.03	Material Modification to Rights of Security Holders.

The information included under the Explanatory Note of this Current Report on Form 8-K is incorporated by reference to this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Executive Officers

The persons who currently serve as directors and executive officers of DEC US, after giving effect to the Scheme, are the same persons that were serving as directors and executive officers of DEC PLC as of the Effective Date. DEC US expects that director and executive compensation arrangements will be substantially the same to those currently provided by DEC PLC. Below is a list of the names, positions and a brief summary of business experience of the individuals who serve as the Company’s directors and executive officers as of the Effective Date.

Name	Position
Robert Russell “Rusty” Hutson, Jr.	Chief Executive Officer, Director
David Jackson Turner, Jr.	Director
Kathryn Z. Klaber	Director
David Edward Johnson	Director
Martin Keith Thomas	Director
Randall Scott Wade	Director
Bradley Grafton Gray	President and Chief Financial Officer
Rick Gideon	Chief Operating Officer
Benjamin M. Sullivan	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary
Michael Garrett	Chief Accounting Officer
Ron Ridgway	Executive Vice President of Energy Marketing

Biographical information with respect to Robert Russell “Rusty” Hutson, Jr., Bradley Grafton Gray, Benjamin M. Sullivan, Martin Keith Thomas, David Jackson Turner, Jr., Kathryn Z. Klaber and David Edward Johnson can be found in the Annual Report on Form 20-F filed by DEC PLC with the Securities and Exchange Commission (the “SEC”) on March 17, 2025, which information is incorporated by reference in this Item 5.02.

Michael Garrett

Michael Garrett joined DEC PLC in 2018 as Vice President and Controller and now serves as Senior Vice President and Chief Accounting Officer. Mr. Garrett is responsible for leading the Company’s corporate and regulatory accounting matters, external financial reporting, controllership, and tax, overseeing a team of approximately 75 financial professionals across numerous offices. Mr. Garrett brings 20 years of advanced accounting experience to his role. He has previously served in accounting functions at Callon Petroleum, Pfizer, and Pinnacle Airlines with progressively higher responsibilities. Mr. Garrett is a graduate of Lambuth University with a degree in accounting and is a Certified Public Accountant (“CPA”).

Rick Gideon

Rick Gideon joined DEC PLC as Chief Operating Officer in March 2025, following DEC PLC’s acquisition of Maverick Natural Resources, LLC (“Maverick”) where Mr. Gideon served as Chief Executive Officer and previously held roles as Chief Operating Officer and Executive Vice President. Prior to joining Maverick, Mr. Gideon served as Chief Executive Officer of Roan Resources, Inc. Mr. Gideon has held numerous leadership roles in public and privately held oil and gas companies, including as Senior Vice President of U.S. Exploration and Production for Devon Energy Corporation as well as senior positions at HighMount E&P, LLC, Linn Energy, Inc., and Dominion Energy, Inc. He has also advised and consulted with firms such as Blackstone Energy Partners. Mr. Gideon holds a B.S. in Chemical Engineering from the University of Wyoming.

Randall Scott Wade

Mr. Wade has served on DEC PLC’s Board of Directors since April 2025. Mr. Wade is a Co-Founder of EIG Management Company, LLC (“EIG”) and a member of its Investment and Executive Committees. He has broad involvement in EIG’s various activities including investments, investor relations, operations and strategic initiatives. Since joining EIG in 1996, Mr. Wade has filled various roles including President, Chief Operating Officer, head of the direct lending strategy, investment principal with coverage responsibility for Australia and an analyst for the oil and gas team. Prior to joining EIG, Mr. Wade was a Commercial Lending Officer for First Interstate Bank of Texas, where he was responsible for developing a middle-market loan portfolio. Mr. Wade received his B.A. in Economics and his B.B.A. in Finance from the University of Texas at Austin.

Ron Ridgway

Mr. Ridgway joined DEC PLC in March 2021 from Berkshire Hathaway Energy (“BHE”) and brings with him over 30 years of industry experience in marketing, transportation, NGL activities, operations, rates, and gas accounting. As Executive Vice President of Energy Marketing, Mr. Ridgway presides over the marketing, origination, trading and midstream teams for natural gas, liquids and crude across the entirety of the Company’s footprint. At BHE, Mr. Ridgway served as the Director of Interstate and NGL Marketing. Prior to BHE, Mr. Ridgway was the Director of East Coast Marketing for Centennial Energy and formerly led Dominion Transmission’s NGL Marketing function. Originally from West Virginia, Mr. Ridgway holds a bachelor’s degree in Business Administration from Fairmont State University.

Board Size and Composition

The business and affairs of the Company are managed by or under the direction of the Board. The number of directors is determined from time to time by resolution of the Board pursuant to the Company’s amended and restated certificate of incorporation. The Board currently consists of six directors. Each of the Company’s current directors is elected at each annual meeting of stockholders and will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, resignation, or removal.

Board Committees

The Board currently has, and appoints the members of, a standing Audit and Risk Committee, Compensation Committee, Nominating and Corporate Governance Committee and Sustainability and Safety Committee. Each of those committees has a written charter approved by the Board. The current charter for each standing Board committee will be posted under “Corporate Governance” in the “About Us” section of the Company’s website, www.div.energy.

Audit and Risk Committee: The membership of the committee is comprised of Martin Keith Thomas, David Jackson Turner, Jr. and Kathryn Z. Klaber. The purpose of the Audit and Risk Committee is to assist the Board in overseeing (i) the accounting, financial, risk management, internal controls, and reporting processes of the Company; (ii) the integrity of the Company’s financial statements; (iii) the qualifications, independence and performance of the Company’s external auditor; (iv) the design, qualifications and performance of the Company’s internal audit function; (v) the compliance by the Company with legal and regulatory requirements; and (vi) the preparation of the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

Compensation Committee: The membership of the committee is comprised of David Jackson Turner, Jr. and David Edward Johnson. The purpose of the Compensation Committee is to assist the Board in discharging its oversight responsibilities relating to the compensation of the Company’s Chief Executive Officer, other Executive Officers, such other members of senior management as the committee may designate from time to time, and members of the Board.

Nominating and Corporate Governance Committee: The membership of the committee is comprised of Martin Keith Thomas, David Jackson Turner, Jr. and Kathryn Z. Klaber. The purpose of the Nominating and Corporate Governance Committee is to assist the Board in (i) overseeing the appointment of directors to the Board consistent with criteria approved by the Board; (ii) assisting with succession planning; (iii) recommending that the Board select the director nominees for the next annual meeting of stockholders; (iv) overseeing the evaluation of the Board; and (v) overseeing the Company’s governance structure as well as trends and compliance in governance best practices.

Sustainability and Safety Committee. The membership of the committee is comprised of Kathryn Z. Klaber, David Edward Johnson and Randall Scott Wade. The purpose of the Sustainability Committee is to oversee and provide input to the Board on the Company’s policies and strategies related to matters of environmental stewardship and environmental sustainability and health and safety.

Equity Incentive Plan

In connection with the Scheme, the Company adopted a new incentive plan, the Diversified Energy Company 2025 Equity Incentive Plan, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference. In connection with the Scheme, the outstanding awards under the Diversified Gas & Oil PLC 2017 Employee Incentive Plan (the “2017 Plan”) have been assumed by the Company and any outstanding awards under the 2017 Plan that related to Ordinary Shares will be automatically exchanged for awards relating to Common Stock on a one for one basis. Other terms, including the vesting schedule and any vesting conditions, will remain the same, though minor administrative changes to the terms of the awards may be necessary.

Employee Stock Purchase Program

In connection with the Scheme, the Company adopted a new incentive plan, the Diversified Energy Company Amended and Restated Employee Stock Purchase Plan, which is filed with this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference. The Company assumed DEC PLC’s obligations and purchase rights under DEC PLC’s employee stock purchase program (the “Prior ESPP”). Following the closing of the Scheme, no new stock will be issued under the Prior ESPP.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Following the Scheme, the rights of the Company’s stockholders are no longer governed by DEC PLC’s organizational documents and are instead governed by the Company’s amended and restated certificate of incorporation and amended and restated bylaws, which are filed with this Current Report on Form 8-K as Exhibits 3.1 and 3.2 and incorporated herein by reference. A description of the key terms of the Company’s capital stock is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference. For an overview of the principal differences between the rights of stockholders under English law and Delaware law, please see Part 6, Section 4 of the prospectus dated November 19, 2025, filed by DEC PLC on Form 6-K on November 20, 2025, which overview is incorporated by reference in this Item 5.03.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

The Company has adopted a Code of Business Conduct and Ethics (the “Code”), which applies to all directors, officers and employees of the Company and its subsidiaries. The Code is filed with this Current Report on Form 8-K as Exhibit 14.1 and incorporated by reference in this Item 5.05. The Code will be available on the Company’s website at www.div.energy.

Item 7.01	Regulation FD Disclosure.

On November 21, 2025, the Company issued a press release announcing the implementation of the Scheme and other information related thereto. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference to this Item 7.01. The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Item 8.01	Other Events.

Pursuant to Rule 12g-3(a) under the Exchange Act, the Company is the successor issuer to DEC PLC; the Common Stock is deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

 On March 14, 2025, DEC PLC and EIG entered into a Relationship Agreement (the “Original Agreement”), in connection with the acquisition by DEC PLC of Maverick from EIG. Pursuant to the terms and conditions of the Original Agreement, Randall Scott Wade was appointed to the board of directors of DEC PLC on April 11, 2025. In connection with, and expressly contingent on, the implementation of the Scheme, DEC PLC, the Company and EIG entered into an Amended and Restated Relationship Agreement, dated November 13, 2025 (the “A&R Relationship Agreement”).

The A&R Relationship Agreement substitutes the Company for DEC PLC and preserves the parties’ rights and obligations following implementation of the Scheme. Under the A&R Relationship Agreement, (a) EIG is entitled to nominate one independent director and (b) the Company’s Board of Directors (the “Board”) may not exceed eight members without EIG’s prior written consent, for so long as EIG holds, in the aggregate, no less than ten percent of the total outstanding shares of Common Stock. The A&R Relationship Agreement also contains customary information sharing, confidentiality and standstill provisions. The foregoing description of the A&R Relationship Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the A&R Relationship Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Following the Scheme, the Company will continue its share buyback program on the same terms that were previously announced by DEC PLC on March 20, 2025 and updated on August 11, 2025.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Diversified Energy Company, filed with the Secretary of State of the State of Delaware on November 21, 2025.
3.2	Amended and Restated Bylaws of Diversified Energy Company, effective November 21, 2025.
4.1	Description of Capital Stock.
10.1	Diversified Energy Company 2025 Equity Incentive Plan.
10.2	Diversified Energy Company Amended and Restated Employee Stock Purchase Program.
10.3	Amended and Restated Relationship Agreement, between Diversified Energy Company, Diversified Energy Company PLC and EIG Management Company, LLC, dated November 13, 2025
14.1	Code of Business Conduct and Ethics.
99.1	Press release, dated November 21, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Diversified Energy Company

Date: November 24, 2025	By:	/s/ Bradley G. Gray
Bradley G. Gray
President & Chief Financial Officer